UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2013

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

Emerging Markets Fund

SEMIANNUAL REPORT November 30, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 2013, through November 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improving global economic conditions drove developed stock markets higher over much of the reporting period. Europe appears to have put the worst of its sovereign debt and banking crises behind it, and Japan has embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the world’s emerging markets have continued to struggle with the effects of local economic slowdowns. As a result, equity market returns varied widely from one region to another over the past six months.

We currently expect global economic conditions to continue to improve in 2014, with stronger growth in many developed countries fueled by past and continuing monetary ease.The emerging markets seem poised for more moderate economic expansion. In the United States, we anticipate accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 16, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2013, through November 30, 2013, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2013, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 2.90%, Class C shares returned 2.55%, and Class I shares returned 3.09%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a 2.33% total return for the same period.2 The fund’s Class Y shares produced a total return of 10.73% for the period since their inception of July 1, 2013, through November 30, 2013.

Emerging-markets equities eked out modest gains, on average, as market rallies over the reporting period’s second half offset earlier weakness stemming from economic and liquidity concerns. The fund produced higher returns than its benchmark, mainly due to overweighted exposure to and successful stock selections in China and South Korea.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Emerging Markets Lagged Developed Nations

The reporting period began in the midst of pronounced weakness in emerging equity markets. Investors reacted negatively to remarks by U.S. monetary policymakers that the Federal Reserve Board (the “Fed”) would begin backing away from its massive

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

quantitative easing program sooner than expected. The Fed’s hawkish comments sparked shifts in investment capital from the emerging markets to more developed nations, causing emerging-markets stock prices to fall and currency exchange rates to decline sharply against the U.S. dollar. In addition, concerns intensified regarding economic slowdowns in some of the larger emerging markets, including China, India, and Brazil. Widening current account deficits and budget deficits in countries such as Indonesia,Turkey, and South Africa also weighed on investor sentiment.

The emerging markets generally stabilized in July and rallied from August through October when the Fed refrained from tapering its quantitative easing program and some countries considered financial reforms to shore up their economies and attract investment capital.What’s more, equity valuations had become more attractive after the downturn. Improved investor sentiment enabled the MSCI EM Index to erase its previous losses, and a downdraft in November was not severe enough to prevent the benchmark from ending the reporting period in positive territory.

Country Allocations and Stock Selections Buoyed Results

In this changing market environment, the fund’s country allocation strategy generally proved supportive of relative performance. Underweighted exposure to Indonesia helped cushion the brunt of local stock market declines, and mildly overweighted positions in China and South Korea helped the fund participate more fully in those markets’ gains.

Successful stock selections in China during the reporting period included logistics service provider Sinotrans, which benefited from national economic stabilization and proposed structural reforms. Construction materials producer Anhui Conch Cement, Cl. H saw input costs decline and revenues increase. Beijing Capital International Airport, Cl. H advanced due to regulatory changes designed to increase competition among airlines.The fund also benefited from gains posted by insurers PICC Property & Casualty, Cl. H and China Life Insurance, Cl. H.Winners in South Korea included utility Korea Electric Power Corp., which gained value after regulators announced a higher-than-expected tariff increase. Diversified financial institution KB Financial Group and Samsung Fire & Marine Insurance also fared well.

On a more negative note, India represented the reporting period’s greatest detractor from relative performance as a weak rupee took its toll in the financials and industrials sectors. In addition, construction firm Bharat Heavy Electricals was hurt by reduced government spending on infrastructure development. Disappointments in Russia included drug company Pharmstandard OSJC, which lost value due to corporate governance issues surrounding a recent acquisition. Finally, in Brazil, energy producer Petroleo Brasileiro,ADR was hurt by rising production costs and government price controls on imported oil.

Finding Opportunities Among Attractively Valued Stocks

Although we expect market volatility to persist over the near term, we are optimistic regarding the longer term prospects for emerging-markets equities. A recovering global economy appears likely to boost demand for exports from developing nations, which could in turn support higher levels of domestic economic activity. We have found a number of opportunities meeting our value-oriented investment criteria in China, South Korea, India, and Brazil. From an industry group perspective, the fund ended the reporting period with overweighted exposure to the industrials, energy, and financials sectors.

December 16, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market
liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through
October 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in
Europe, Latin America and the Pacific Basin. Investors cannot invest directly in any index.

TheFund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from June 1, 2013 to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2013 †

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$8.60	$12.59	$7.23	$5.09
Ending value (after expenses)	$1,029.00	$1,025.50	$1,030.90	$1,107.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2013

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$8.54	$12.51	$7.18	$5.87
Ending value (after expenses)	$1,016.60	$1,012.63	$1,017.95	$1,019.25

†	From July 1, 2013 (commencement of initial offering) to November 30, 2013 for ClassY shares.
††	Expenses are equal to the fund’s annualized expense ratio of 1.69% for Class A, 2.48% for Class C and
1.42% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of 1.16% for ClassY, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual days in the period).
†††	Please note that while ClassY shares commenced operations on July 1, 2013, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period June 1, 2013 to November 30, 2013.
††††	Expenses are equal to the fund’s annualized expense ratio of 1.69% for Class A, 2.48% for Class C, 1.42% for
Class I and 1.16% for ClassY, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2013 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Brazil—16.7%
Banco Santander Brasil, ADS	3,039,630	19,636,010
Brasil Insurance Participacoes e Administracao	657,700	5,468,976
Cia de Saneamento Basico do
Estado de Sao Paulo, ADR	483,820	5,152,683
Diagnosticos da America	1,180,300	6,042,448
EDP—Energias do Brasil	1,281,100	6,607,880
Gerdau, ADR	571,770	4,425,500
Grupo BTG Pactual	297,000	3,566,417
Itau Unibanco Holding, ADR	1,130,575	15,907,190
JBS	1,790,800	6,444,348
Magnesita Refratarios	1,280,300	3,241,544
Petroleo Brasileiro, ADR	2,061,860	32,866,048
Sul America	650,762	4,402,070
Telefonica Brasil, ADR	304,210	5,919,927
Vale, ADR	584,620	8,956,378
		128,637,419
China—14.7%
Air China, Cl. H	1,498,000	1,163,225
Anhui Conch Cement, Cl. H	2,854,000	11,136,142
Asia Cement China Holdings	785,000	484,008
Beijing Capital International Airport, Cl. H	9,158,000	7,134,984
China Communications Services, Cl. H	5,492,000	3,598,733
China Construction Bank, Cl. H	21,666,809	17,551,330
China Life Insurance, Cl. H	1,837,000	5,923,857
China Machinery Engineering, Cl. H	709,000	544,150
China Railway Group, Cl. H	9,193,000	5,300,541
China Shenhua Energy, Cl. H	1,219,500	4,137,071
Dongfang Electric, Cl. H	3,133,800	5,295,391
Dongfeng Motor Group, Cl. H	4,752,000	7,551,662
Guangzhou Automobile Group, Cl. H	1,749,603	2,324,514
Industrial & Commercial Bank of China, Cl. H	17,893,590	12,856,066
Lianhua Supermarket Holdings, Cl. H	9,238,000	7,018,571
PICC Property & Casualty, Cl. H	4,400,680	7,299,888
Sinotrans, Cl. H	19,123,500	6,043,505

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
China (continued)
Weiqiao Textile, Cl. H	3,664,100		2,325,347
Zhejiang Expressway, Cl. H	5,840,000		5,438,830
			113,127,815
Czech Republic—.3%
Komercni Banka	9,430		2,165,573
Hong Kong—9.6%
China Mobile	878,500		9,462,016
China Mobile, ADR	67,910		3,683,438
China Power International Development	4,942,872		1,785,224
China Resources Power Holdings	1,951,000		4,721,125
CNOOC	4,090,000		8,377,785
COSCO Pacific	7,055,340		10,556,777
Global Bio-Chem Technology Group	35,430,980	[a]	2,879,248
iShares FTSE A50 China Index ETF	5,677,900		7,499,687
NWS Holdings	4,729,768		7,150,277
Parkson Retail Group	25,234,500		7,746,885
Shanghai Industrial Holdings	2,900,000		9,800,646
			73,663,108
Hungary—.9%
OTP Bank	115,610		2,339,064
Richter Gedeon	213,190		4,314,298
			6,653,362
India—11.8%
Bharat Heavy Electricals	2,640,270		6,605,956
Grasim Industries	24,020		1,005,302
Hindustan Petroleum	1,556,535		5,359,564
ICICI Bank	242,270		4,063,996
ICICI Bank, ADR	52,734		1,891,041
India Cements	7,246,209		6,990,331
Jubilant Life Sciences	1,183,781		2,635,992
Maruti Suzuki India	108,012		2,819,147
NMDC	3,805,681		8,069,335
Oriental Bank of Commerce	892,873		2,649,042
Power Grid Corporation of India	4,691,822		7,161,176
Punjab National Bank	388,493		3,418,664

Common Stocks (continued)	Shares		Value ($)
India (continued)
Reliance Industries	1,159,560		15,826,448
Rolta India	2,776,356		2,834,558
Sesa Sterlite	1,623,804		4,757,857
State Bank of India	301,480		8,777,849
Steel Authority of India	5,173,590		5,619,233
			90,485,491
Indonesia—.4%
Aneka Tambang Persero	7,396,500		779,067
Bank Negara Indonesia Persero	6,330,500		2,169,701
			2,948,768
Malaysia—1.4%
CIMB Group Holdings	2,015,523		4,740,200
Genting	1,927,200		6,111,072
			10,851,272
Mexico—.9%
Alpek	497,040		1,112,151
America Movil, ADR, Ser. L	176,490		4,101,628
Consorcio ARA	4,679,900	[a]	1,993,723
			7,207,502
Poland—1.0%
Asseco Poland	139,601		2,306,600
Powszechna Kasa Oszczednosci Bank Polski	435,530		5,793,832
			8,100,432
Russia—5.3%
Gazprom, ADR	2,060,111		17,778,758
JKX Oil & Gas	1,322,961	[a]	1,569,464
Mobile Telesystems, ADR	248,010		5,228,051
Rosneft, GDR	1,554,210		11,159,228
Sberbank of Russia, ADR	413,870		5,156,820
			40,892,321
South Africa—3.2%
AngloGold Ashanti	229,330		3,050,455
Barclays Africa Group	533,876		7,126,556
JD Group	1,418,063		3,964,021
Murray & Roberts Holdings	1,156,682	[a]	3,258,339

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
South Africa (continued)
Standard Bank Group	463,288		5,486,290
Telkom	551,742	[a]	1,451,347
			24,337,008
South Korea—21.1%
Hite Jinro	281,775		6,749,500
Hyundai Development
Co-Engineering & Construction	209,760		4,528,977
Hyundai Mobis	25,642		7,438,433
Hyundai Motor	37,591		8,951,084
KB Financial Group	505,030		18,945,187
Kia Motors	5,577		318,294
Korea Electric Power	647,005	[a]	19,563,602
KT	37,370		1,191,758
KT, ADR	284,650		4,460,466
LG Electronics	130,356		8,425,163
Mirae Asset Securities	156,370		5,230,557
NongShim	15,366		3,600,839
POSCO	28,785		8,907,765
POSCO, ADR	18,330		1,420,392
Samsung Electronics	24,153		34,096,742
Samsung Fire & Marine Insurance	25,219		6,207,644
Shinhan Financial Group	164,430		6,914,046
Shinsegae	39,116		9,480,539
SK Telecom	5,608		1,197,589
SK Telecom, ADR	70,890		1,692,853
Tongyang Life Insurance	287,485		3,056,039
			162,377,469
Taiwan—8.6%
Advanced Semiconductor Engineering	1,391,000		1,381,881
Compal Electronics	5,532,000		4,177,881
CTBC Financial Holding	3,798,526		2,483,661
First Financial Holding	15,961,535		9,681,339
Hon Hai Precision Industry	4,313,819		11,369,801
Mega Financial Holding	304,000		255,268
Nan Ya Printed Circuit Board	5,223,220	[a]	6,406,802

Common Stocks (continued)	Shares			Value ($)
Taiwan (continued)
Powertech Technology	588,000			909,002
Shin Kong Financial Holding	7,955,000			2,741,806
Siliconware Precision Industries	1,364,000			1,613,165
Siliconware Precision Industries, ADR	678,450			3,975,717
Simplo Technology	881,000			3,914,696
Taiwan Semiconductor Manufacturing	2,394,638			8,496,215
Transcend Information	1,058,940			3,152,417
United Microelectronics	13,101,845			5,445,452
				66,005,103
Thailand—1.9%
Bangkok Bank	1,492,760			8,809,655
Kasikornbank	1,064,400			5,602,105
				14,411,760
Turkey—.8%
Asya Katilim Bankasi	1,793,410	[a]		1,765,857
Turkiye Garanti Bankasi	1,160,700			4,376,207
Turkiye Sise ve Cam Fabrikalari	1			1
				6,142,065
United Arab Emirates—.4%
Emaar Properties	1,737,230			2,979,730
Total Common Stocks
(cost $765,103,903)				760,986,198

Preferred Stocks—.2%
Brazil
Gerdau	159,500			1,234,729
Itau Unibanco Holding	34,980			490,627
Total Preferred Stocks
(cost $1,645,043)				1,725,356
	Number of
Rights—.0%	Rights			Value ($)
Taiwan
Mega Financial Holding
(cost $2,693)	24,202		[a]	2,740

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,205,000)	4,205,000 [b]	4,205,000

Total Investments (cost $770,956,639)	99.7%	766,919,294
Cash and Receivables (Net)	.3%	2,645,844
Net Assets	100.0%	769,565,138

ADR—American Depository Receipts
ADS—American Depository Shares
ETF—Exchange-Traded Fund
GDR—Global Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	29.6	Telecommunications	5.5
Information Technology	12.8	Consumer Staples	3.5
Energy	12.6	Health Care	1.7
Industrial	9.5	Exchange-Traded Funds	1.0
Materials	9.3	Money Market Investment	.5
Consumer Discretionary	7.9
Utilities	5.8		99.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2013 (Unaudited)

		Cost		Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		766,751,639		762,714,294
Affiliated issuers		4,205,000		4,205,000
Cash denominated in foreign currencies		5,713,165		5,664,964
Receivable for investment securities sold				2,878,890
Dividends receivable				1,249,564
Receivable for shares of Common Stock subscribed				382,189
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				5
Prepaid expenses				91,214
				777,186,120
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				1,162,546
Cash overdraft due to Custodian				711,362
Payable for investment securities purchased				4,008,367
Payable for shares of Common Stock redeemed				1,296,297
Interest payable—Note 2				1,063
Accrued expenses				441,347
				7,620,982
Net Assets ($)				769,565,138
Composition of Net Assets ($):
Paid-in capital				962,943,051
Accumulated undistributed investment income—net				6,183,905
Accumulated net realized gain (loss) on investments			(195,474,297)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(4,087,521)[a]
Net Assets ($)				769,565,138

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	192,380,466	18,241,065	558,942,500	1,107
Shares Outstanding	19,372,210	1,885,893	55,904,644	110.62
Net Asset Value Per Share ($)	9.93	9.67	10.00	10.01

a Net of $152,278 deferred foreign capital gains tax.
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,031,455 foreign taxes withheld at source):
Unaffiliated issuers	9,705,251
Affiliated issuers	4,844
Total Income	9,710,095
Expenses:
Management fee—Note 3(a)	4,731,341
Shareholder servicing costs—Note 3(c)	904,009
Custodian fees—Note 3(c)	423,330
Prospectus and shareholders’ reports	108,064
Professional fees	79,602
Distribution fees—Note 3(b)	69,047
Directors’ fees and expenses—Note 3(d)	44,584
Registration fees	39,581
Loan commitment fees—Note 2	4,968
Interest expense—Note 2	2,859
Miscellaneous	43,197
Total Expenses	6,450,582
Less—reduction in expenses due to undertaking—Note 3(a)	(694,074)
Less—reduction in fees due to earnings credits—Note 3(c)	(77)
Net Expenses	5,756,431
Investment Income—Net	3,953,664
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(57,000,384)
Net realized gain (loss) on forward foreign currency exchange contracts	(260,801)
Net Realized Gain (Loss)	(57,261,185)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	73,913,955
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	1,201
Net Unrealized Appreciation (Depreciation)	73,915,156
Net Realized and Unrealized Gain (Loss) on Investments	16,653,971
Net Increase in Net Assets Resulting from Operations	20,607,635

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2013	Year Ended
	(Unaudited)[a]	May 31, 2013
Operations ($):
Investment income—net	3,953,664	8,690,475
Net realized gain (loss) on investments	(57,261,185)	(85,110,119)
Net unrealized appreciation
(depreciation) on investments	73,915,156	167,214,351
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,607,635	90,794,707
Dividends to Shareholders from ($):
Investment income—net:
Class A	—	(2,411,350)
Class C	—	(7,308)
Class I	—	(7,587,534)
Total Dividends	—	(10,006,192)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	27,611,559	33,800,787
Class C	1,130,195	2,759,240
Class I	101,768,630	272,702,538
Class Y	1,000	—
Dividends reinvested:
Class A	—	2,250,707
Class C	—	5,993
Class I	—	6,737,594
Cost of shares redeemed:
Class A	(62,409,761)	(175,295,852)
Class C	(3,421,746)	(10,142,934)
Class I	(175,619,560)	(344,694,506)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(110,939,683)	(211,876,433)
Total Increase (Decrease) in Net Assets	(90,332,048)	(131,087,918)
Net Assets ($):
Beginning of Period	859,897,186	990,985,104
End of Period	769,565,138	859,897,186
Undistributed investment income—net	6,183,905	2,230,241

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	November 30, 2013	Year Ended
	(Unaudited)[a]	May 31, 2013
Capital Share Transactions:
Class Ab
Shares sold	2,885,050	3,433,934
Shares issued for dividends reinvested	—	220,226
Shares redeemed	(6,610,343)	(17,894,278)
Net Increase (Decrease) in Shares Outstanding	(3,725,293)	(14,240,118)
Class Cb
Shares sold	124,498	286,078
Shares issued for dividends reinvested	—	598
Shares redeemed	(375,967)	(1,062,238)
Net Increase (Decrease) in Shares Outstanding	(251,469)	(775,562)
Class I
Shares sold	10,814,905	27,261,377
Shares issued for dividends reinvested	—	656,686
Shares redeemed	(18,519,249)	(35,279,849)
Net Increase (Decrease) in Shares Outstanding	(7,704,344)	(7,361,786)
Class Y
Shares sold	110.62	—

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended May 31, 2013, 24,476 Class C shares representing $241,093, were exchanged for
23,942 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2013				Year Ended May 31,
Class A Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	9.65		8.88	13.36	10.89	9.16	19.45
Investment Operations:
Investment income—net[a]	.04		.07	.10	.08	.09	.13
Net realized and unrealized
gain (loss) on investments	.24		.79	(3.39)	2.44	1.76	(6.63)
Total from Investment Operations	.28		.86	(3.29)	2.52	1.85	(6.50)
Distributions:
Dividends from
investment income—net	—		(.09)	(.12)	(.05)	(.12)	(.34)
Dividends from net realized
gain on investments	—		—	(1.07)	—	—	(3.45)
Total Distributions	—		(.09)	(1.19)	(.05)	(.12)	(3.79)
Net asset value, end of period	9.93		9.65	8.88	13.36	10.89	9.16
Total Return (%)[b]	2.90	[c]	9.59	(24.70)	24.54	20.14	(26.58)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.87	[d]	1.82	1.78	1.78	1.77	2.01
Ratio of net expenses
to average net assets	1.69	[d]	1.75	1.78	1.78	1.76	2.00
Ratio of net investment income
to average net assets	.91	[d]	.75	.92	.63	.79	1.28
Portfolio Turnover Rate	24.49	[c]	42.43	45.73	68.19	70.17	58.57
Net Assets, end of period
($ x 1,000)	192,380		222,808	331,575	586,912	508,118	492,958

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2013				Year Ended May 31,
Class C Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	9.43		8.68	13.07	10.70	9.06	18.80
Investment Operations:
Investment income (loss)—net[a]	.00	[b]	(.00)[b]	.01	(.02)	.01	.06
Net realized and unrealized
gain (loss) on investments	.24		.75	(3.31)	2.39	1.74	(6.35)
Total from Investment Operations	.24		.75	(3.30)	2.37	1.75	(6.29)
Distributions:
Dividends from
investment income—net	—		(.00)[b]	(.02)	—	(.11)	(.00)[b]
Dividends from net realized
gain on investments	—		—	(1.07)	—	—	(3.45)
Total Distributions	—		(.00)[b]	(1.09)	—	(.11)	(3.45)
Net asset value, end of period	9.67		9.43	8.68	13.07	10.70	9.06
Total Return (%)[c]	2.55	[d]	8.67	(25.30)	23.54	19.25	(27.07)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.67	[e]	2.62	2.57	2.56	2.56	2.73
Ratio of net expenses
to average net assets	2.48	[e]	2.55	2.57	2.56	2.56	2.72
Ratio of net investment income
(loss) to average net assets	.10	[e]	(.04)	.14	(.12)	.09	.59
Portfolio Turnover Rate	24.49	[d]	42.43	45.73	68.19	70.17	58.57
Net Assets, end of period
($ x 1,000)	18,241		20,161	25,292	38,507	20,054	4,063

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2013				Year Ended May 31,
Class I Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	9.70		8.93	13.45	10.97	9.23	19.49
Investment Operations:
Investment income—net[a]	.05		.10	.12	.11	.13	.18
Net realized and unrealized
gain (loss) on investments	.25		.79	(3.42)	2.46	1.75	(6.67)
Total from Investment Operations	.30		.89	(3.30)	2.57	1.88	(6.49)
Distributions:
Dividends from
investment income—net	—		(.12)	(.15)	(.09)	(.14)	(.32)
Dividends from net realized
gain on investments	—		—	(1.07)	—	—	(3.45)
Total Distributions	—		(.12)	(1.22)	(.09)	(.14)	(3.77)
Net asset value, end of period	10.00		9.70	8.93	13.45	10.97	9.23
Total Return (%)	3.09	[b]	9.89	(24.59)	24.90	20.30	(26.40)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	[c]	1.57	1.56	1.57	1.61	1.80
Ratio of net expenses
to average net assets	1.42	[c]	1.50	1.56	1.57	1.61	1.79
Ratio of net investment income
to average net assets	1.13	[c]	.99	1.15	.83	1.12	1.58
Portfolio Turnover Rate	24.49	[b]	42.43	45.73	68.19	70.17	58.57
Net Assets, end of period
($ x 1,000)	558,943		616,929	634,118	758,093	318,028	140,884

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Period Ended
Class Y Shares	November 30, 2013 [a]
Per Share Data ($):
Net asset value, beginning of period	9.04
Investment Operations:
Investment income—net[b]	.03
Net realized and unrealized
gain (loss) on investments	.94
Total from Investment Operations	.97
Net asset value, end of period	10.01
Total Return (%)	10.73	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	[d]
Ratio of net expenses to average net assets	1.16	[d]
Ratio of net investment income
(loss) to average net assets	.85	[d]
Portfolio Turnover Rate	24.49	[c]
Net Assets, end of period ($ x 1,000)	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and ClassY shares are offered at net asset value generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors ( the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	753,486,511	—	—	753,486,511
Equity Securities—
Foreign
Preferred Stocks†	1,725,356	—	—	1,725,356
Exchange-Traded
Funds	7,499,687	—	—	7,499,687
Mutual Funds	4,205,000	—	—	4,205,000
Rights†	2,740	—	—	2,740
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	5	—	5

†    See Statement of Investments for additional detailed categorizations.
††  Amount shown represents unrealized appreciation at period end.

At May 31, 2013, $659,670,724 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2013 were as follows:

Affiliated
Investment	Value		Value	Net
Company	5/31/2013	($)	Purchases ($) Sales ($) 11/30/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	13,600,000		113,400,000 122,795,000 4,205,000.5

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2013, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $114,461,630 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2013.These post-enactment long-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2013 was as follows: ordinary income $10,006,192. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2013 was approximately $509,800 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.The Manager had agreed from June 1, 2013 through June 30, 2013, to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets.The Manager has also agreed, from July 1, 2013 through October 1, 2014, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $694,074 during the period ended November 30, 2013.

During the period ended November 30, 2013, the Distributor retained $6,210 from commissions earned on sales of the fund’s Class A shares and $878 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2013, Class C shares were charged $69,047 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

be paid to Service Agents. During the period ended November 30, 2013, Class A and Class C shares were charged $251,119 and $23,016, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2013, the fund was charged $47,563 for transfer agency services and $1,305 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $77.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2013, the fund was charged $423,330 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2013, the fund was charged $330 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2013, the fund was charged $4,571 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $790,116, Distribution Plan fees $11,353, Shareholder Services Plan fees $43,846, custodian fees $385,707, Chief Compliance Officer fees $3,833 and transfer agency fees $56,050, which are offset against an expense reimbursement currently in effect in the amount of $128,359.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended November 30, 2013, redemption fees charged and retained by the fund amounted to $2,628.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2013, amounted to $181,639,906 and $267,351,244, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2013 is discussed below.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonper-formance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at November 30, 2013:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	Appreciation ($)
Purchases:
Hong Kong Dollar,
Expiring 12/2/2013[a]	4,281,748	552,297	552,302	5

Counterparty:
a Citigroup

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period. These disclosures are required for certain investments, including derivative financial instru-

ments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

At November 30, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)
Forward contracts	5
Total gross amount of derivative assets and
liabilities in the Statement of Assets and Liabilities	5
Derivatives not subject to MNA or similar agreements	5
Total gross amount of assets and liabilities
subject to MNA or similar agreements	—

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of November 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities and Subject to MNA

	Gross Amount of	Financial
	Assets Presented	Instruments
	in the Statement	and
	of Assets and	Derivatives	Net	Securities	Cash
	Liabilities by the	Available	Amount of	Collateral	Collateral	Net Credit
Counterparty	Counterparty ($)[1]	for Offset ($)	Assets ($) Received ($)[2]		Received ($)[2] Exposure ($)

Citigroup	5	—	5	—	—	5

1 Absent a default event or early termination, over-the-counter derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2013:

Average Market Value ($)
Forward contracts	1,629,333

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At November 30, 2013, accumulated net unrealized depreciation on investments was $4,037,345, consisting of $90,479,002 gross unrealized appreciation and $94,516,347 gross unrealized depreciation.

At November 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	January 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	January 23, 2014

By: /s/ James Windels
James Windels Treasurer
Date:	January 23, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)